Neuberger Berman Alternative and Multi-Asset Class Funds®

Supplement to the Prospectus dated February 28, 2013

Neuberger Berman Absolute Return Multi-Manager Fund
Class A, Class C and Institutional Class

This supplement describes important changes affecting Neuberger Berman Absolute Return Multi-Manager Fund (the “Fund”).  These changes were proposed by Neuberger Berman Management LLC (“NB Management”) and NB Alternative Investment Management LLC (“NBAIM”) and approved by the Fund’s Board of Trustees (the “Board”) as being in the best interests of the Fund’s shareholders.  If you have any questions regarding these changes, please contact NB Management at 877-628-2583.

New Subadviser

As disclosed in the Fund’s Prospectus, NB Management and the Fund have obtained an exemptive order from the Securities and Exchange Commission that permits NB Management and NBAIM to engage additional unaffiliated subadvisers and to enter into a subadvisory agreement with an unaffiliated subadviser, upon the approval of the Board, without obtaining shareholder approval. Effective June 12, 2013, NB Management will engage Lazard Asset Management LLC (“Lazard”) as a new subadviser for the Fund to employ a strategy of investing primarily in long and short positions in equity securities with respect to the portion of the Fund allocated to it.

As a result of these changes, the Class A, Class C and Institutional Class Prospectus of the Fund dated February 28, 2013, is revised as follows:

The following is added as a line of the table that appears on the top of page 5 in the “Principal Investment Strategies” of the Class A, Class C and Institutional Class Prospectus:

Global Equity Long/Short	Lazard Asset Management LLC

Lazard Asset Management LLC is added to the list of subadvisers under the “Sub-Advisers” section on page 10 of the Class A, Class C and Institutional Class Prospectus.

The following is added after the first sentence in the “Portfolio Managers of the Subadvisers” section on page 11 of the Class A, Class C and Institutional Class Prospectus:

In addition, Jean-Daniel Malan of Lazard Asset Management LLC has managed the Fund since June 2013.

The following replaces the line of the table entitled “Levin Capital Strategies, L.P.” that appears in the middle of page 11 in the “Portfolio Managers of the Subadvisers” of the Class A, Class C and Institutional Class Prospectus:

Lazard Asset Management LLC	Jean-Daniel Malan, Director, Portfolio Manager/Analyst

Levin Capital Strategies, L.P.	Samuel Hendel, Portfolio Manager John A. Levin, Portfolio Manager

The following is added as a paragraph of the “Subadvisers” section on page 29 of the Class A, Class C and Institutional Class Prospectus:

Lazard Asset Management LLC (“Lazard”), located at 30 Rockefeller Plaza, New York, NY 10112, manages assets allocated to the global equity long/short strategy. Lazard is a registered investment adviser providing asset management services since 1970. As of March 31, 2013, Lazard, along with asset management affiliates in the Lazard Group, managed approximately $172 billion in total assets.

The following replaces the subheading entitled “Levin Capital Strategies, L.P.” under the “Portfolio Managers of the Subadvisers” section on page 30 of the Class A, Class C and Institutional Class Prospectus:

Lazard Asset Management LLC

Jean-Daniel Malan, is a Director and Portfolio Manager/Analyst.  Mr. Malan re-joined Lazard in 2008.

Levin Capital Strategies, L.P.

Samuel Hendel, is a Portfolio Manager and Securities Analyst. Mr. Hendel joined Levin Capital Strategies in 2009. Prior to joining the firm, he was a Senior Securities Analyst at another asset management firm.

John A. Levin, is the Chief Executive Officer and Senior Portfolio Manager. Mr. Levin founded Levin Capital Strategies in 2005.

The date of this supplement is June 10, 2013.

Please retain this supplement for future reference.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700
Institutional Services: 800.366.6264
Web site: www.nb.com